EXHIBIT 99
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        Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the registration statement of Crafty Admiral Enterprises,
Ltd.(Registrant) on Form 10-SB, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lawrence Siccia, Chief Executive Officer and Chief Financial Office of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the bet of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated:  April 29, 2003       /s/ Lawrence Siccia
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                              Chief Executive Officer and
                              Chief Financial Officer of
                              Crafty Admiral Enterprises, Ltd.